Supplement dated March 15, 2021
to the Prospectus and Statement of Additional Information (SAI) of the following Fund:
Fund	Prospectus and SAI Dated
Columbia Funds Series Trust II
Columbia Select Global Equity Fund (the Fund)	3/1/2021
Effective March 15, 2021 (the Effective Date), the information under the subsection “Fund Management” in the “Summary of the Fund” section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
David Dudding, CFA	Portfolio Manager	Lead Portfolio Manager	2015
Alex Lee, CFA	Portfolio Manager	Portfolio Manager	2019
The rest of the section remains the same.
On the Effective Date, the information under the subsection “Primary Service Providers – Portfolio Managers” in the “More Information About the Fund” section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
David Dudding, CFA	Portfolio Manager	Lead Portfolio Manager	2015
Alex Lee, CFA	Portfolio Manager	Portfolio Manager	2019
Mr. Dudding joined Threadneedle, a Participating Affiliate, in 1999 as an analyst. Mr. Dudding began his investment career in 1999 and earned a Modern History degree and a European Politics Masters degree from Oxford University.
Mr. Lee joined Threadneedle, a Participating Affiliate, in 2016 as a portfolio manager. Prior to joining Threadneedle, Mr. Lee was a senior fund manager at Canada Life Investments from 2007 to 2016. Mr. Lee began his investment career in 2007 and earned a BSc in Economics from the London School of Economics.
The rest of the section remains the same.
On the Effective Date, all references in the SAI to Darren Powell as a portfolio manager of the Fund are hereby removed.
Shareholders should retain this Supplement for future reference.
SUP155_10_007_(03/21)